Exhibit 99.1

Exhibit 99.1
AMERICAN WATER
2018 Investor Day
December 11, 2018
we keep life flowing®

AMERICAN WATER
Forward-Looking Statements
Ed Vallejo
Vice President, Investor Relations
we keep life flowing®

FORWARD-LOOKING STATEMENTS
AMERICAN WATER
Safe Harbor
This presentation includes forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. They are not guarantees or assurances of any outcomes, financial results of levels of activity, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this presentation. The factors that could cause actual results to differ are discussed in the Appendix to this presentation, in our Annual Report on Form 10-K for the year ended December 31, 2017, and subsequent filings with the SEC, including our Form 10-Q for the quarter ended September 30, 2018, as filed with the SEC on October 31, 2018.
Non-GAAP Financial Information
This presentation includes non-GAAP financial measures. Further information regarding these non-GAAP financial measures, including a reconciliation of each of these measures to the most directly comparable GAAP measure, is included in the Appendix to this presentation.

AMERICAN WATER
AGENDA
8:30 am Ed Vallejo: Welcome and Safety Message
8:45 am Susan Story: Overview and Strategy
9:15 am Walter Lynch: Regulated Operations Overview
10:45 am 15 Minute Break
11:00 am Linda Sullivan: Market Based Businesses & Financial Overview
12:15 pm Susan Story: ESG Overview
12:45 pm Lunch Break
1:00 pm Q&A
1:30 pm Conference Wrap-Up

AMERICAN WATER
welcome!
Susan Story
President and Chief Executive Officer
we keep life flowing®

AMERICAN WATER

Macro Trends

CUSTOMER TRENDS

- Customers offered personalized services with minimal touch points
- Empathy considerations supersede transactional experience
- Seamless customer experience across the enterprise
- Proactive issue management is fundamental

TECHNOLOGY TRENDS

- AI & machine learning rapidly penetrates and disrupts many core enterprise functions
- Self optimizing, software defined business models drives competitive business advantage
- high speed computing and integrated devices accelerate the pace of technological innovation
- Robotics become mainstream

SOCIAL TRENDS

- Social networks dominate as the primary communication channel
- Community groups leverage social networks to advance targeted agenda (environment, water, education, etc.)
- Facts, opinions and "alternate facts" equally dominate social networks
- Heightened emotion about environmental and political policies

WORK EXECUTION TRENDS

- As aging work force retires, there will be less employees to execute workload
- Dynamic teams will replace fixed organization structures
- Work will be planned and executed, from perspective customers
- 30-50% of work will be automated

FINANCIAL TRENDS

- Increasing interest rate environment
- Technology enabled companies lead valuations
- Increasing market volatility
- ESG Principles increasingly mainstream

Source: McKinsey&Company, Wallstreet Journal & Deloitte "Several articles"

6

AMERICAN WATER    History of Utility Trends
Utilities Grow
1900-1969: Strong growth in electric, gas appliances and equipment.
1915: Chlorine Disinfection becomes common for US Water Industry.
1935: Public Utility Holding Co. Act established the traditional Regulated Utility Model.
1940s-1970s: Synthetic Chemicals used during WWII started appearing in surface & groundwater systems fostering public concern over water pollution.
1965: The Northeast Blackout
Utility Markets: Good Times Then Disruption
1970: High electricity demand growth; large capex programs but declining costs due to growth
1970s: Significant “free” money for municipal water infrastructure
1972 & 1974: Clean Water Act and Safe Drinking Water Act Passed
1973-1979: Arab Oil Embargo causes Oil Crisis of the 70s 1978: Various acts passed to prevent use of natural gas and spur development of new electric power base and created FERC (PIFUA, PURPA, FERC)
1980: Water Usage in US hits Peak levels
1980: FP&L Recognized need for alternative energy & implemented a 10 year plan to execute
1980s: High interest rates pressure capex costs
1980s-1990s: Various FERC Orders (436, 636, 888 & 889) significantly restructure natural gas & electric markets 1982: Judge Greene orders AT&T monopoly to break up, since then new wireless technology has been introduced every 8 to 9 years 1985-1999 : Enron emerged, launching broadband services and Enron Online
1990s: Move toward deregulated power markets
1996: Telecommunications Act of 1996 signed into law, spurring disruption, deregulation, innovation and competition
Utilities Adapt
2000: FERC Order forms Regional Transmission Organizations 2001-2006: SEC & US Department of Justice investigation against Enron and Top Executives; convictions on market manipulations
2007: First iPhone released a newer and better version released annually thereafter
2009: NextEra becomes the largest producer of wind & solar power in US, reflecting move to clean energy 2010-Today: Transformational generation source changes: Coal/nuclear higher cost; natural gas stabilizes at low prices due to shale fracking; renewables costs decline significantly, move toward distributed & decentralized electricity & energy services
2013: EPA issues Report of Emerging Contaminants 2016-2018: Increasing Consolidation of industry 2017: Technology in the water industry is trending 2017: US has $17B Weather & Climate disasters August 2018: California passes 100% renewal energy bill Today:
Move back toward regulated electric utilities in states but stronger federal power inter-state
43 investor owned electric and gas companies down from 91 just over 10 years ago
1900
1970
2000
today

AMERICAN WATER
Appreciate the Past
Continued Commitment: Demonstrate that we are “The Best In Class” Executing business fundamentals, Leading customer satisfaction & Setting the bar for water quality and water source monitoring
We are quickly and effectively advancing innovative solutions for our business
These solutions strengthen our “business fundamentals” and transition us to our “customer obsessed future”
Best in class operations
Next generation Intelligent Utility
Customers at the center...
Research and Development
Enabling Legislation
Water & Wastewater Acquisitions
Regulatory Policies that Support our Strategy
“State of the Art” Cyber & Physical Security
Financial Insights Optimized by Full Life Cycle Costs
Recognized as the “Go to” for everything water
Potential to accelerate utility acquisitions
Technology and Innovation fully embedded in AW
Perform in the Present
Prepare of the Future

AMERICAN WATER
Our Strategy: Purpose Driven. People Powered. Customer Obsessed.
Trusted Source of Everything Water
Values
Safety
Trust
Environmental Leadership
Teamwork
High Performance
CUSTOMER OBSESSED
Trusted source of everything water
The industry leader
Strategies
SAFETY
PEOPLE
GROWTH
OPERATIONAL EXCELLENCE
ZERO
INCIDENTS
AND INJURIES/ LIVE HEALTHY
PURPOSE DRIVEN & PEOPLE POWERED
CUSTOMERS
CUSTOMER OBSESSED. TRUSTED SOURCE
AND LEADER FOR EVERYTHING WATER
INDUSTRY LEADERS IN CRITICAL INFRASTRUCTURE INVESTMENT AND CUSTOMER GROWTH
“Best in Class” execution of business and operation fundamentals
Highest in customer satisfaction
Set the bar for water quality, water source monitoring, and water technology across US
Proven and predictable financial performance and growth
We keep Life flowing®

AMERICAN	WATER

our strategy Continues to drive Growth
•Anchored off of 2017 Adjusted EPS (a non-GAAP measure)
2017 Adjusted EPS (GAAP EPS $2.38)**
$3.03
$3.27
$3.32
2018
••Adjusted EPS is a non-GAAP Measure. Please see appendix for reconciliation and further information.
2018 Adjusted
EPS Guidance
(GAAP RANGE $3.19 - $3.24)**
7-10%*
CAGR Top Half Of Range
2019-2023 Plan 7-10%* EPS CAGR top half of range
Market Based
Businesses 1-2%
Regulated Acquisitions 1-2%
Regulated Investment CAPEX 5-7%
2019 EPS Guidance
$3.54
$3.64
2017
2018
2019
2023

AMERICAN WATER
The Regulated Businesses
Walter Lynch
Chief Operating Officer
we keep life flowing®

AMERICAN WATER    Demonstrate that we are “The best In class”
We provide clean, safe, reliable, and affordable water services for our customers
Prepare for the future
Perform in the present
Increased favorable regulatory toolkit
Consistent execution of strategies
Potential acceleration of regulatory
policies that support our strategy
Consistent execution of strategies
Embedded Safety Culture: Zero Injuries
Best in class, resilient and reliable assets
Lead in water quality, source water monitoring & water technology
Optimize regulated footprint
Strengthen union relationships
ROE catchup (Past RWE rate case stay outs)
Appreciate the past

AMERICAN WATER
To serve our 12m Regulated Customers, we have...
more than 7,100 employees = 5,900
Regulated Employees
ASSETS
as of December 31, 2017
50,000 miles of pipe
599 water treatment plants
1,100 wells
127 wastewater facilities
1,300 water storage facilities
1,400 pumping stations
Our customers pay < $0.01 per gallon on average

15 Scientists
7 With PhDs

AMERICAN WATER
This Diversity gives us key competitive advantages
Regulated Diversity
Regulated Footprint Map
CA & Hl MIDWEST SOUTHEAST MID-ATLANTIC EASTERN
HI IA MO IL MI IN KY TN GA WV PA NY VA MD NJ CA

AMERICAN WATER
our leadership reflects our communities
Deb Degillio
Senior Vice President, Eastern Division & President - NJ
Bruce Hauk
Senior Vice President, Midwest Division & President - IL
Nick Rowe
Senior Vice President, Southeast Division & President - KY
Richard Svindland
President - California and Hawaii
Jeffrey McIntyre
Senior Vice President, Mid-Atlantic Division & President - PA
Lynda DiMenna
President New York
Deborah Dewey
President
Indiana & Michigan
Valoria Armstrong
President
Tennessee
Brian Bruce
President West Virginia
Barry Suits
President
Virginia & Maryland
Cheryl Norton
President
Missouri
William Varley
Senior Vice President & Deputy COO
Randy Moore President LOWA

AMERICAN WATER
5-7% of our growth is through capital INVESTMENT
Regulated investment is the foundation of our growth
2019-2023 Plan: 7-10%* EPS CAGR top half of range
2019-2023 captial plan $ in billions
Market Based
Businesses 1-2%
Regulated
Acquisitions 1-2%
Regulated
Investment
CAPEX 5-7%
$0.1
$0.6-$1.2
$7.3
regulated system investments
* anchored off of 2017 adjusted eps (a non-gaap measure)

AMERICAN WATER What makes us different
Critical need for multi - decades of investment
American Society of Civil Engineers Grades US Infrastructure
Resiliency investments to manage climate variability
waste water report card 2017 grade D+
drinking water report card 2017 grade D
Not American water pipes

AMERICAN WATER
Our ensure safe, reliable, affordable water &
wastewater services for our customers
2019 - 2023 Average Regulated Capital Expenditures by Purpose
62% 7% 7% 8% 8% 8%
Water Quality
$370
In 2019, we will spend $1.6 billion in
our Regulated footprint
$342
$217
$185
$159 $152
$89
$70
$185
System Expansion
Other
Operational Efficiency, Technology & Innovation
Infrastructure Renewal
Resiliency
pennsylvania
new jersey
missouri
indiana
illinois
california
west virgina
other states

AMERICAN WATER
balancing Capital Needs & Customer Bill Impact
Investing $7.3 billion over the next 5 years with a focus on Customer bill impact
What can help us do more
O&M and
Capital
efficiencies
Regulatory
support and
constructive
regulation
System
investment
needs
system investment needs

AMERICAN WATER What makes us different
41.0%
Regulated O&M Efficiency Ratio*
0.3%
2.4%
39.1%
Regulated O&M Efficiency Ratio Tax Reform Adjustment
36.5%
35.7%
1.6%
40.7%
36.7%
34.9%
31.5%**
2012
2014
2016
LTM
2018
2023 Target
Adjusted operation and maintenance expense* ($ in millions)
Non-GAAP Measure – See appendix for reconciliation. O&M Efficiency Ratio = Adjusted Regulated O&M Expenses (O&M Expenses is most comparable GAAP measure) / Adjusted Regulated Operating Revenues (Operating Revenues is most comparable GAAP measure). This calculation assumes purchased water revenues approximate purchased water expenses
A reconciliation to a most comparable forward-looking GAAP measure is not available without unreasonable effort
2012
$980
2014
$943
2016
$959
LTM 2018
$1,001
2012-LTM 2018
0.4% CAGR

AMERICAN WATER What makes us different
Capital Efficiency
Pipeline Rehabilitation
Saved approximately
25% or $5M
annually through
trenchless technologies
Strategic Sourcing
Value Engineering
Documented over 100 Value Engineering examples totaling over
$14M in savings
and/or increased value
We leverage our buying power, resulting in approximately $10M annually in savings and cost avoidance.

AMERICAN WATER
timely recovery through regulatory mechanisms
57%
Infrastructure
Surcharge
Mechanisms
(32%)
Forward
test years
(25%)
43%
Normal Recovery
2019-2023 Capital Plan (average)

AMERICAN WATER
Regulated acquisitions will provide 1-2% of our growth
2019-2023 Plan: 7-10%* EPS CAGR top half of range
Market Based businesses 1-2%
Regulated 1-2%
Acquisitions
Regulated
Investment
CAPEX
5-7%
2019-2023
Capital Plan
$ in billions
$0.1
$0.6-$1.2
Regulated
Acquisitions
$7.3
•Anchored off of 2017 Adjusted EPS (a non-GAAP measure)
Regulated acquisitions provide opportunity in a highly fragmented industry

American Water What makes us different
Gas Utilities Source: EPA F.L.I.G.H.T. Greenhouse
Gas Emissions from Large Facilities
Ghgdata.epa.gov/ghgp/main.do#
Electric Utilities Source: Form EIA-861 detailed data files
www.eia.gov/electricity/data/eia8
water utilities source: epa sdwis federal reports search www3.epa.gov/enviro/facts/sdwis natural gas utilities
electric utilities
water utilities

AMERICAN WATER
State Legislation Across our Footprint Further enables opportunities
Iowa
2018
Fair market value
California
1997
Fair market value
Indiana
2015, 2016 & 2018
Fair market value
Fair market value expansion
Water Commitment Act (SB 362)
Pennsylvania 2012 & 2016
Water & wastewater revenue requirement consolidation Fair market value & post acquisition deferral
New Jersey
2015 & 2017
Fair market value
Water Quality Accountability Act
Maryland
2018
Fair market value
Virginia
2017
Water rate consolidation Wastewater rate consolidation
Illinois
2013
Fair market value & post acquisition deferrals
missouri 2013
fair market value

AMERICAN WATER We actively pursue acquisitions using a disciplined approach
American Water Acquisitions**
(Customer Connections)
From
2015-2018
61
closed deals in
10 states
114,000 customers
Under agreement =67,000
Selected Upcoming Acquisition Opportunities
Target A
35,000
Target B
34,000
Target C
30,000
Target D
27,000
Target E
23,000
Target F
21,500
Target G
17,500
Target H
13,000
Approximate Customer Connections
* The number of water systems as of Third quarter 2018 are available on the United States Environmental Protection Agency website and number of wastewater systems are included in the 2017 infrastructure report card.
** Excludes organic growth customer connections.
more than 50,000 Community Water & about 15,000 Wastewater Systems*
Regulatory &
Legislative climate
10,000 systems serving > 3,000 customers
Opportunities
over 5 years
500,000

AMERICAN WATER What makes us different
2019-2023 Plan 7-10%* EPS CAGR top half of range
Market Based Businesses 1-2%
Regulated Acquisitions 1-2%
Regulated Investment CAPEX 5-7%
Largest and most geographically diverse water utility in the United States
Our leadership reflects our communities
Regulated investment is the foundation of our growth
Our highly fragmented industry provides opportunity
Leveraging technology to enhance customer experience and O&M/Capital efficiency Reliability and steady execution
*Anchored off of 2017 Adjusted EPS (a non-GAAP measure)

AMERICAN WATER
Walter Lynch
Chief Operating Officer
Nick Santillo
Chief Digital Infrastructure & Security Officer
Radha Swaminathan
Chief Customer, Strategy &
Technology Officer
Dr. Lauren Weinrich
Senior Scientist, Water Intelligence
we keep life flowing®

AMERICAN WATER
Enhanced Customer Experience
through technology
we keep life flowing

AMERICAN WATER
cybersecurity protects our critical assets
Digital Risk
Security Framework
Information Sharing
Response
Awareness
Critical Systems

Addressing emerging contaminants
AMERICAN WATER
Communications
Water Quality
External Groups
Engineering & Operations

Water Intelligence
Environmental Health & Safety

AMERICAN WATER
improving Water Quality
Hospital Wastewater
Legionella
Persistent Chemicals
Cyanotoxins
Giardia & Crypto
Pathogen Reduction
Leadership
Delivery
Innovation
Taste & Odor

AMERICAN Water
15 minute break

AMERICAN WATER
Linda Sullivan
Chief Financial Officer
Eric Palm
President, Homeowner Services
Mark McDonough
President, Military Services
we keep life flowing®

AMERICAN WATER
Homeowner Services Group... Organized around our customers and delivering value to OUR REGULATED partners
Increased satisfaction
of regulated customers
9 point increase on average
2018 Partnership Wins
Philadelphia
San Francisco
Toledo
Ft. Wayne
Free Cash Flow
for increased capital investment
peace of mind
affordable
convenient
satisfied
HOS + PIVOTAL PROVIDE
Scale
From 0.9M to 1.5M customers
Diversifies Product Suite Predominantly water & sewer, expanded utility service lines + HVAC
New Utility Partnership Opportunities

AMERICAN WATER
The four pillars of HOS Growth
Large untapped market opportunity
5M total market penetration
77M Single family, owner-occupied homes in the US
1.5M customers currently
Enhance high customer satisfaction through industry leading service delivery
Develop new partnerships with utilities and municipalities
Increase customer relationships through partner endorsement
Successfully integrate Pivotal into HOS

AMERICAN WATER    Military Services Group - “Regulated like”
Contract State Contract Years Remaining
Fort Sill OK 35
Fort Leavenworth KS 35
Fort Rucker AL 35
Fort AP Hill VA 39
Scott AFB IL 39
Fort Hood TX 40
Fort Polk LA 40
Fort Belvoir VA 41
Fort Meade VA 42
Hill AFB UT 46
Picatinny Arsenal NJ 46
Vandenberg AFB CA 48
Wright-Patterson AFB OH 50
Fort Leonard Wood MO 50
UT CA KS MO IL OH OK TX LA AL VA NJ
Army
Air Force

AMERICAN WATER    There are Many Opportunities for base privatizations
US Installations Army Navy Air Force Marines Total
US installations army navy airforce marines total
oppertunities 29 20 39 13 101

AMERICAN WATER
Financial Results & Outlook
Linda Sullivan
Chief Financial Officer
We keep life flowing

AMERICAN WATER
Our disciplined financial management continues to deliver “The Best In Class”
customer and shareholder value
Prepare for the Future
Industry leader in dividend growth 10% over next 5 years 50-60% target payout
Industry leading EPS growth CAGR top half of 7-10%* range
Complementary MBB
Constructive Regulatory mechanisms and legislative enablers
Strong balance sheet
Predominantly regulated risk profile 86% by 2023
Multi-decade need for infrastructure investment $8.0-$8.6 billion over next 5 years
Geographic & Regulatory diversity
6 consecutive years =10% dividend growth
History of execution 9.6%** EPS CAGR over last 5 years
Appreciate the Past
*Anchored off of 2017 Adjusted EPS (a non-GAAP measure)
**Anchored off of 2011 EPS, from continuing operations
We continue to be an Industry Leader in the nation for both EPS and dividend growth

AMERICAN WATER
2019 eps in the top half of 7-10%%(a) eps cagr range
affirm 2018 eps guidance $3

AMERICAN WATER
2019 EPS in the    Top Half of 7-10%(a) EPS CAGR range
Affirm 2018 EPS guidance
$3.19-$3.24 (GAAP)
$3.27-$3.32 (adjusted)(b)
8.7% increase(c)
2019 EPS Guidance
$3.54-$3.64
9.1% increase(d)
2019 Guidance - Major Variables
Weather    ($0.06) $0.06
Regulated ($0.03)    $0.03
Market-Based ($0.02) $0.02
2017 Adjusted EPS (GAAP EPS $2.38)(b)
8.7%(c)
at mid point
$3.03
2017
2018 adjusted eps guidance (gaap range $3.19 - $3.24)(b)
$3.27
$3.32
2018
9.1%(d) at mid point
2019 EPS Guidance
$3.54
$3.64
2019
7-10%(a) cagr top half of range
2023
a) Anchored off of 2017 Adjusted EPS (a non-GAAP measure). (b) Adjusted EPS is a Non-GAAP measure. Please see appendix for reconciliation and further information.
(c) Midpoint growth over 2017 adjusted EPS (a non-GAAP measure).
(d) Growth over midpoint of 2018 adjusted EPS guidance range (a non-GAAP measure).

AMERICAN WATER
Our stable and predictable and capital plan supports rate base growth
Capital Plan $ in Billions
$8.0 – $8.6
$0.1 other
$0.6 – $1.2 regulated acquisitions
$7.3 regulated system investments
2019- 2023
Rate Base Growth*
$12.2
$11.6
9/30
2017
2018
2019
2020
2021
2022
2023
7-8%** Rate base CAGR
*An approximation of rate base, which includes Net Utility Plant not yet included in rate base pending rate case filings/outcomes **Anchored off of 2017 rate base multi decade long need for infrastructure investment
2019 Total Capital Plan
$1.7 – $1.8 billion

American Water    Market-Based Businesses provide strategic value
Portfolio optimization leads to 3 capital light, cash flow positive business lines
HOS
Fastest growing market base businesses
Pivotal acquisition proceeding well
3.0 million contracts serving 1.5 million customers
Capital light, cash flow positive
MSG
14 bases in current footprint
Opportunity for infrastructure upgrades on existing bases
Capital light, cash flow positive
Keystone
Focus on water transfer only
Capital light, cash flow positive
Attracts talent
Drives better customer services
Build relationships and positive branding
Leverages core competencies

AMERICAN WATER
Market-Based Businesses    BY THE NUMBERS
HOS
Contract Growth 11-12% CAGR* 2019-2023
Retention Rate 87% on average
Net Income $35-$40 per customer Average projected net income
Cash Flow CAGR > 15%* 2019-2023
*Anchor off of 2018
MSG
Current Portfolio 14 bases $4.4 billion revenue over remaining contract lives (average 42 years)
Pending RFPs 7 bases $3 billion potential revenue (50 year contracts)
Market Opportunity 101 BASES $200 million average potential revenue per base with a 30% historical win rate
Keystone
Water transfer only
Market Share 30% of wells in Appalachian Basin
Historical Revenue Growth 31.8% average revenue growth rate 2016-2018

AMERICAN WATER
Strong Balance sheet with no equity needed under normal operating conditions
Moody’s utility credit rating (negative outlook)
2018
S&P Utility credit rating
BB(+/-)
BBB(+/-)
A-
A
A+
Ba
Ba1
Baa3
Baa2
Baa1
A3
2018
Debt to Total Capital
$8.0 to $8.6 Billion CapEx Range*
61%
62-63%
2018 E
2023 E
*Includes both long term and short term debt.
Consolidated debt maturity profile 5 years as of
December 31, 2018
$ in millions
Tax reform update: Change in Cash Flows from Operations Improved $120M
(from original estimate on February 21, 2018)
2019 $69
2020 $29
2021 $304
2022 $25
2023 $162
$ in millions
2018
2019
2020
2021
2022
($50)
($100)
($150)
($200)
($250)
DENOTES MARGINAL IMPROVEMENT

AMERICAN WATER    TOP leader in dividend growth
6 consecutive years of =10% dividend growth
$1.21
2014
10.3%*** 5-year cagr
$1.33
2015
$1.47
2016
$1.78
$1.62
2017
2018
Target long term
dividend growth CAGR*at
HIGH END
2019
2023
of 7-10%** longterm
adjusted EPS
growth
*Subject to approval by the board of directors **Anchored off of 2017 adjusted EPS (a non-GAAP measure) ***Anchored off of 2013 dividend paid

AMERICAN WATER
Our disciplined financial management continues to deliver “the best In Class”
customer and shareholder value
2019-2023 Plan
7-10%* EPS CAGR top half of range
Anchored of of 2017 Adjusted EPS (a non-GAAP measure)
Grow EPS long-term CAGR at top half of 7-10%*...
... One of the fastest growing utilities in the nation
Grow dividends at high end of 7-10%* EPS range...
... Top quartile utility dividend growth ... Payout ratio between 50-60% of earnings
Maintain our predominantly regulated risk profile...
... Market based businesses represent 14% of EPS in 2023
Invest $8.0-8.6 billion in capital...
... Rate growth CAGR of 7-8%
Top leader in the utility sector...
... Combined EPS + dividend growth delivers superior total shareholder return
Market Based
Businesses 1-2%
Regulated
Investment
CAPEX 5-7%
Regulated
Acquisitions 1-2%

AMERICAN WATER
esg & wrap up
Susan Story
President and Chief Executive Officer
we keep life
flowing

AMERICAN WATER American Water ESG philosophy:
Companies do well by doing good
Values matter
The “how” is just as important as the “what” for long-term financial sustainability
Water is the most precious resource for life. We aren’t just a water utility; we’re in the health and safety business
Being committed to ESG principles means
Keeping employees safe and injury-free, and developing each person to his or her fullest potential
Being a leader in environmental sustainability, caring for the planet, and leading the nation in outstanding water safety and quality
Delivering the best, most personalized customer service with empathy and care
Making communities better because we’re there; and being transparent, accessible and well-governed for our shareholders/owners american water “E”: environment and sustainability
Energy Use
GHG emissions: Goal of reducing 40% by 2025 from 2007 baseline, after achieving 31% reduction through 2017
Design for efficiency: enhanced pump, lighting and process design standards
Construct for efficiency: sustainable construction standards and methods
Operate for efficiency: enhanced best operating practices, leak detection and repair procedures
Maintain for efficiency:
computerized maintenance management systems and preventive maintenance systems
Water Use
Annual water use: Reducing 3.5 billion gallons through conservation recycling: Over 1 billion gallons water annually and producing reuse water at 30 facilities
San Clemente dam:
Deconstruction to restore “run of river”
monterey peninsula water supply project: Recycling, reuse and desalination using marine life friendly slant wells customer conservation:
Proactive measures in 8 of our states
Water Policy
Leadership
Capital investment: Expect 5 year $8.0 billion to $8.6 billion total capital investment to address aging infrastructure, reduce/eliminate leaks, improve cyber/physical security, and increase resiliency of critical assets due to climate variability
Research & Development: 15
scientists dedicated to research and partnering with water research foundations, on water quality and technology-water source monitoring
Collaboration: EPA, CDC, state DEPs and other agencies to support effective environmental, health and safety, and water quality standards and regulations

AMERICAN WATER
Our People
Training: on average, more than 60,000 hours of annual employee safety training
Employee engagement: Frequent surveys with formalized employee action teams
Frontline employees: driving technology development
Union representation: As of December 31, 2017, 46% of workforce in jobs represented by unions
Diverse job candidate pools: 89% in 2017 with more than 50% of transfers/promotions filled by minority, female, veteran or disabled individuals
Culture: Diverse, inclusive culture characterized by respect and dignity of every employee
Our Customers
Customer data protection: we do not share or sell personal customer data
Technology development: ensuring a personalized positive experience
Customer satisfaction: Top Quartile in the water industry
Online communities as of 12/2018: 5,918,382 Views 65,622 fans 28,697 followers 14,466 followers
Our Communities
Community service: More than 5,000 hours in 2018 for company-sponsored events
Charity support: Sponsored national workplace giving campaigns with the United Way and Water For People, as well as supporting our employees’ own charitable endeavors through the American Water Charitable Foundation
American Water Charitable Foundation:
- Union sportsmen’s alliance projects
- Parks partnerships projects
- Employee match program

AMERICAN WATER
“G”: Governance
Board & Committee Structure
Ensuring independence: board is led by an independent, non-executive chair
Safety, Environmental, Technology, Operations (SETO), Board Committee
Engaging board sufficiently: board met 13 times in 2018
Board engages directly with front-line employees: Off-site board meetings twice a year, external stakeholder receptions, dinners and meetings with “high potential” leaders periodically
Engaging investors: robust program for management and board engagement
Diverse
Achieving gender parity: highest proportion of female board members among S&P 500 companies in 2017
50% female board members as of September 2018
5 of 8 directors <4 years on board
Demonstrated & Representative Expertise
Utility experience and expertise
Internationally recognized cyber security expert
Financial expertise
Retired CEO experience
Operational and manufacturing experience and expertise
Global experience

American Water
“doing well... by doing good”
doing well...
AWK Daily Stock Price
EPS Growth(a)
Dividend Growth(b)
AWK Daily Stock Price
ipo date nov-2018
$100
$80
$60
$40
$20
$0
AWK
Average Water Peers(c)
Average DJUA
7.9%
7.0%
5.0%
AWK
Average Water Peers(c)
Average DJUA(d)
10.2%
6.5%
5.8%
Source: Bloomberg
a) 2015 GAAP EPS - 2018 Estimate Comparable Adjusted EPS for three quarters actuals plus Fourth quarter Bloomberg consensus estimates
b) Bloomberg 3 Year Dividend Growth Rate
c) Water peers include: AWR, CTWS, CWT, MSEX, SJW, WTR, YORW
d) Excludes PCG

American Water “doing well... by doing good ”
doing good...
American Water commits to further diversity in leadership
American Water earns 2019 Military Friendly Bronze Employer designation
American Water awards grants to local firefighters to support the safety of local communities
EURONEXT
vigeoeiris
Barron’s Magazine ranks American Water among 100 Most Sustainable Companies
INDICES
American Water employees contribute 4,800 volunteer hours across U.S. during month of service
FTSE4Good
MSCI
2018 Constituent MSCI ESG Leaders Indexes
West Virginia American Water’s Kanawha Valley Plant Wins 1st Place in the WV-AWWA Tap Water Taste Test
NAACP
For 2017, Women’s Forum Of New York Recognized American Water for Having More Than 60% of Board Seats Held by Women
Equity Inclusion and Empowerment Index
Young artists earn funds for their schools through Illinois American Water’s “Imagine a day Without Water” art contest
Environmental Business Journal Recognizes American Water for Business Achievement
“American Water Receives 9 Directors Awards from the EPA’s Partnership for Safe Water for Excellence in Water Quality”
United Way Awards American Water Employees the ‘Leading the Way Award’ for generosity
Philadelphia Inquirer Lists American Water as a Top-ranked Company on Diversity, Governance & Transparency

AMERICAN WATER
we keep life flowing

AMERICAN WATER
Q&A Session

AMERICAN WATER    Investor Relations Contacts
Ed Vallejo
Vice President, Investor Relations edward.vallejo@amwater.com
Ralph Jedlicka
Director, Investor Relations ralph.jedlicka@amwater.com
we keep life flowing

AMERICAN WATER
Appendix

AMERICAN WATER Non-GAAP Financial Information
This presentation includes adjusted earnings per share (“Adjusted EPS”) both as our 2018 adjusted earnings guidance and as the 2017 earnings per share (“EPS”) compound annual growth rate anchor, both of which constitute “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures are derived from our consolidated financial information but are not presented in our financial statements prepared in accordance with GAAP. Adjusted EPS as 2018 adjusted earnings guidance is defined as GAAP EPS excluding the impact of (i) the gain recognized in the third quarter of 2018 on the sale of the majority of our Contract Services Group’s operation and maintenance (“O&M”) contracts; (ii) a goodwill and intangible asset impairment charge related to the narrowing of the scope of the business of Keystone Clearwater Solutions in the third quarter of 2018; and (iii) the June 2018 insurance settlement related to the Freedom Industries chemical spill in West Virginia. Adjusted EPS as the 2017 EPS compound annual growth rate anchor is defined as 2017 GAAP EPS, excluding the impact of (1) the September 2017 insurance settlement related to the Freedom Industries chemical spill in West Virginia; and (2) early debt extinguishment charges incurred in September 2017 with respect to the prepayment of debt allocated to the parent company.
Management believes that these non-GAAP financial measures are useful to our investors because they provide an indication of our baseline performance excluding items that are not considered by management to be reflective of our ongoing operating results. Management believes that these non-GAAP financial measures will allow investors to understand better the operating performance of our businesses and will facilitate a meaningful year-to-year comparison of our results of operations. Although management uses these non-GAAP financial measures internally to evaluate our results of operations, management does not intend results excluding the adjustments to represent results as defined by GAAP, and investors should not consider them as indicators of performance. These non-GAAP financial measures are derived from our consolidated financial information but are not presented in our financial statements prepared In accordance with GAAP, and thus they should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our definition of Adjusted EPS may not be comparable to the same or similar measures used by other companies, and, accordingly, they may have significant limitations on their use.
This presentation also includes adjusted regulated segment O&M efficiency ratios, both as historical and forward-looking, which, in addition to the pro forma adjustment for the impact of the Tax Cuts and Jobs Act (the “TCJA”), excludes from its calculation (i) estimated purchased water revenues and purchased water expenses, (ii) the impact of the Freedom Industries chemical spill in 2014 and certain related settlement activities recognized in 2017 and 2018, (iii) the estimated impact in 2012 and 2014 of weather, and (iv) the allocable portion of non-O&M support services costs, mainly depreciation and general taxes. Also, an alternative presentation of this ratio has been provided for each of 2012, 2014 and 2016 which includes the pro forma adjustment for the impact of the TCJA and includes the impact of our implementation of Accounting Standards Update 2017-07, Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Post-retirement Benefit, on January 1,2018. These O&M efficiency ratios constitute “non-GAAP financial measures” under SEC rules. These ratios are derived from our consolidated financial information but are not presented in our financial statements prepared in accordance with GAAP. These non-GAAP financial measures supplement and should be read in conjunction with our GAAP disclosures and should not be considered an alternative to GAAP measures. Management believes that the presentation of O&M efficiency ratios is useful to investors because it provides a means of evaluating our operating performance without giving effect to items that are not reflective of management’s ability to increase efficiency of our regulated operations. In preparing operating plans, budgets and forecasts, and in assessing historical and future performance, management relies, in part, on trends in our historical results and predictions of future results, exclusive of these items. Our definition of these ratios may not be comparable to the same or similar measures used by other companies, and, accordingly, these non-GAAP financial measures may have significant limitations on their use. We are unable to present a reconciliation of adjustments to the components of our forward-looking O&M efficiency ratio without unreasonable effort because management cannot reliably predict the nature, amount or probable significance of all the adjustments for future periods; however, these adjustments may, individually or in the aggregate, cause the non-GAAP financial measure component of the forward- looking ratio to differ significantly from the most directly comparable GAAP financial measure.
Set forth in this appendix are tables that reconcile Adjusted EPS as 2018 adjusted EPS guidance and as the 2017 EPS compound annual growth rate anchor, each to GAAP EPS, and each of the components of its historical O&M efficiency ratios to its most directly comparable GAAP financial measure.
All references throughout this presentation to EPS refer to diluted EPS attributable to common shareholders.

AMERICAN WATER    Forward-Looking Statements
Certain statements in this presentation including, without limitation, with respect to 2018 adjusted earnings guidance; 2019 earnings guidance; dividend growth guidance; the outcome of pending or future acquisition activity; the amount and allocation of future capital investments and expenditures; estimated revenues and regulatory recovery from rate cases and other governmental agency authorizations; estimates regarding our projected rate base, growth, results of operations and financial condition; the projected growth and size of the regulated businesses; the potential growth, size, income and cash flows of the market-based businesses (individually or in the aggregate); the ability to capitalize on existing or future utility privatization opportunities; our projected regulated operation and maintenance efficiency ratio; macro trends; our ability to execute our business and operational strategy; and projected impacts of the Tax Cuts and Jobs Act (the “TCJA”), are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,” “should” and “could” and or the negative of such terms or other variations or similar expressions. These forward-looking statements are predictions based on our current expectations and assumptions regarding future events. They are not guarantees or assurances of any outcomes, financial results of levels of activity, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this presentation as a result of the factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2017, and subsequent filings with the SEC, including our Form 10-Q for the quarter ended September 30, 2018, as filed with the SEC on October 31, 2018, and because of factors including, without limitation: the decisions of governmental and regulatory bodies, including decisions to raise or lower customer rates; the timeliness and outcome of regulatory commissions’ actions concerning rates, capital structure, authorized return on equity, capital investment, system acquisitions, taxes, permitting and other decisions; changes in laws, governmental regulations and policies, including with respect to environmental, health and safety, water quality and emerging contaminants, public utility and tax regulations and policies, and impacts resulting from U.S., state and local elections; weather conditions and events, climate variability patterns, and natural disasters, including drought or abnormally high rainfall, prolonged and abnormal ice or freezing conditions, strong winds, coastal and intercoastal flooding, earthquakes, landslides, hurricanes, tornadoes, wildfires, electrical storms and solar flares; the outcome of litigation and similar governmental proceedings, investigations or actions; our ability to control operating expenses and to achieve efficiencies in our operations; our ability to successfully meet growth projections for our business and capitalize on growth opportunities, including our ability to, among other things, acquire, close and successfully integrate regulated operations and market-based businesses, enter into contracts and other agreements with, or otherwise obtain, new customers in our market-based businesses, and realize anticipated benefits and synergies from new acquisitions; future results and growth from Keystone Clearwater Solutions’ narrowed business focus; access to sufficient capital on satisfactory terms and when and as needed to support operations and capital expenditures; and changes in federal or state general, income and other tax laws, including any further rules, regulations, interpretations and guidance by the U.S. Department of the Treasury and state or local taxing authorities related to the enactment of the TCJA, the availability of tax credits and tax abatement programs, and our ability to utilize our U.S. federal and state income tax net operating loss carryforwards.
These and other forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above and the risk factors and cautionary statements included in our annual and quarterly SEC filings, and readers should refer to such risks, uncertainties, risk factors and statements in evaluating such forward-looking statements. Any forward-looking statements speak only as of the date of this presentation. We do not have or undertake any obligation or intention to update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as otherwise required by the Federal securities laws. Furthermore, it may not be possible to assess the impact of any such factor on our businesses, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.

AMERICAN WATER
How American Water Grows Earnings:
Rate of Return Regulation in the United States
American Water has experience in securing appropriate rates of return and promoting constructive regulatory frameworks
Prudent Investment Drives Need for Rate Cases
Establish Rate Base X
Weighted Average Cost or Capital =
Allowed Return
Allowed Return
+
Operating
Expenses
+
Taxes, Depr & B Amortization =
Revenue
Requirement

AMERICAN WATER How O&M Efficiency Translates to Investment Growth
Saving $1 in OpEx vs investing $8 in capital at allowed ROE,
Keeps customer rates neutral and can create $0.39 in sustainable earnings
a) Revenue Requirement$
$1.00
$1.00
Expenses
O&M
0.96
$-
Depreciation
-
$0.20
2
Interest Expense
-
$0.19
3
Property & General Taxes
0.04 1
$0.08
4
b) Total Expenses
1.00
$0.47
c) Operating Income (=a-b)
-
$0.53
d) Federal & State Income Taxes
-
$0.14
5
e) Net Income to Shareholder (=c-d)
$0.39
6
1 Assumes 4% taxes on revenue (gross receipts e.g.)
2 Assumes 2.5% depreciation expense
3 Assumes debt financing at 4.9%
4 Assumes property taxes on invested capital of 0.5% and revenue taxes of 4%
5 Assumes effective income tax rate of 26.1%, based on federal tax rate of 21%
6 Assumes authorized weighted average ROE of 9.8%
$1
~$8
Expense Savings
Invested Capital

AMERICAN WATER
Rates Effective Since January 1, 2018
Date Effective Annualized Revenue Increases Effective in 2018
Infrastructure Charges
West Virginia (DSIC) 1/1/2018 $3
Illinois (QIP) 1/1/2018 3
Virginia (WWISC) 3/1/2018 1
Indiana (DSIC) 3/14/2018 7
Tennessee (QlIP, EDI, SEC) 4/10/2018 1
$15
Rate Cases & Step Increases
Pennsylvania 1/1/2018
$62 (a)
New York 4/1/2018 $5 (b)
Missouri 5/28/2018 33 (c)
New Jersey 10/29/2018 40 (d)
$140
Total $155
(a) The revenue increase from the PA GRC of $62 million does not include $42 million DSIC revenues that were effective in 2017.
(b) Total Rate award for this rate case was $21 million with increases of $3.6, $4.8, $4.6 and $7.9 million effective 6/1/2017,4/1/2018,4/1/2019 and 4/1/2020, respectively.
(c) The revenue increase from the MO GRC of $33 million does not include $5 million ISRS revenues that were effective in 2017.
(d) As part of the resolution of the general rate case, customers will receive refunds of that portion of the provisional rates paid since June 15, 2018 that exceed the final rate increase.

AMERICAN WATER

Rate Filings Awaiting Final Order

Rate Cases Filed Company	Docket / Case Number	Date Filed	Revenue Increase Adj for TCJA	ROE Requested	Rate Base
California	Case No. A.16-07-002	7/1/2016	$19 [(a)]	NA	$494
Maryland	Case No. 9487	6/28/2018	$2	10.80%	$28
Indiana	Case No. 45142	9/14/2018	$18 [(b)]	10.80%	$1,065
Virginia	Case No. PUR-2018-00175	11/2/2018	$5 [(c)]	10.80%	$196
Kentucky	Case No. 2018-00358	11/28/2018	$20	10.80%	$441
			$64		$2,224
Infrastructure Charges Filed					
Missouri (ISRS)		8/20/2018	$7		$64
Tennessee (QIIP, EDI, SEC)		11/16/2018	$2 [(d)]		$19
			$9		$83
Rate Case and Infrastructue Settlements awaiting Regulatory Approval					
West Virginia	Case No. 18-0573-W-42T and 18-0576-S-42T	4/30/2018	$19 [(e)]		
West Virginia (DSIC)		6/29/2018	$2 [(f)]		
			$21		
		Total Awaiting Final Order:	$94		

(a) For this final application, Test Year 2018 revenue requirement request is $35 million above July 1, 2016 revenues. This excludes the step rate and attrition rate increase estimates for 2019 and 2020 of $9 million and $8 million, respectively. The total estimated revenue requirement increase request for the three year rate case cycle is $51 million. On October 10, 2016, the Company filed an update to our final general rate case application adjusting the 2018 request to $32 million of additional annualized revenues above July 1, 2016 revenues. It also includes estimated increases in the escalation year 2019 and the attrition year 2020 of $9 million and $8 million, respectively. On February 23, 2018, the Company filed a revised results of operations model in the general rate case application adjusting the 2018 request to $24 million above July 1, 2016 revenues to reflect the lower 2018 federal income tax rate. On April 6, 2018, the Company filed an update to reflect the Cost of Capital in its current case, the 2018 request was adjusted to $19 million.

(b) The requested increase for Step 1 is $18.3 million with a rate base of $1,065 million, the requested amount excludes $18.6 million in revenues from DSIC cases. The Step 2 increase is $20.6 million with a rate base of $1,222 million. The Step 1 increase is estimated to be effective in the second quarter of 2019 and Step 2 increase is estimated to be effective in the second quarter of 2020.

(c) The requested increase filed for was $5.6 million, which includes $.9 million from infrastructure filings.

(d) The $2 million revenue increase requested is proposed to be offset with savings from the Tax Cuts and Jobs Act savings.

(e) The requested increase filed for was $33 million, which includes $4 million from infrastructure cases. The major parties recently filed a joint settlement agreement, which includes a $23 million increase in revenues, including $4 million into base rates from the 2017 and 2018 infrastructure filings.

(f) The 2019 Distribution System Improvement Charge (DSIC) requested increase of approximately $2M was agreed to as filed which will be used to offset the Company's excess deferred income tax amortization.

65

AMERICAN WATER    Regulated Utilities: Rate Base & Authorized Return on Equity
Last Rate Case Awarded - Largest Regulated Subsidiaries
CALIFORNIA AMERICAN WATER
ILLINOIS AMERICAN WATER
INDIANA AMERICAN WATER
KENTUCKY AMERICAN WATER
MISSOURI AMERICAN WATER
Authorized Rate Base* $439,448 $883,386 $841,915 (b) $405,704 (b) $1,249,293 (b)
Authorized ROE 9.20% (a) 9.79% 9.75% 9.70% (e) 10.00% (e)
Authorized Equity 55.39% (a) 49.80% 41.55% (c) 47.36% (d) 52.80% (d)
Effective Date of Rate Case 1/1/2018 (a) 1/1/2017 1/29/2015 8/28/2016 5/28/2018
NEW JERSEY AMERICAN WATER
NEW YORK AMERICAN WATER
PENNSYLVANIA AMERICAN WATER
VIRGINIA AMERICAN WATER
WEST VIRGINIA AMERICAN WATER
Authorized Rate Base* $2,950,471 $275,463 $3,162,597 (b) $155,747 $529,212
Authorized ROE 9.60% 9.10% 10.00% (e) 9.25% 9.75%
Authorized Equity 54.00% 46.00% 53.75% (d) 46.09% 45.84%
Effective Date of Rate Case 10/29/2018 (g) 6/1/20171/1/2018 5/24/2017 (f) 2/25/2016
*Rate Base stated in $000s
Notes:
a) On March 22, 2018, Decision 18-03-035 set the authorized cost of capital for 2018 through 2020. CA has a separate Cost of Capital case which sets the rate of return outside of a general rate proceeding.
b) The Rate Base listed is the Company’s view of the Rate Base allowed in the case, the Rate Base was not disclosed in the Order or the applicable settlement agreement.
c) Regulatory capital structure includes cost-free items or tax credit balances at the overall rate of return which lowers the equity percentage as an alternative to the common practice of deducting such items from rate base
d) The equity ratio listed is the Company’s view of the equity ratio allowed in the case, the actual equity ratio was not disclosed in the Order or the applicable settlement agreement
e) The ROE listed is the Company’s view of the ROE allowed in the case, the ROE was not disclosed in the Order or the applicable settlement agreement.
f) Interim rates were effective April 1, 2016 and received final Order May 24, 2017.
g) Interim rates were effective June 15, 2018 and final rates effective October 29, 2018.

AMERICAN WATER
Closed and Pending Acquisitions as of October 31, 2018
2018 Closed Acquisitions
State
No. of Acquisitions
Water Customers
Wastewater Customers
Total Customers
Illinois
3
2,469
2,350
4,819
Missouri
3
1,087
1,110
2,197
Kentucky
1
610
-
610
Total
7
4,166
3,460
7,626
Acquisitions Under Agreement
State
No. of Acquisitions
Water Customers
Wastewater Customers
Total Customers
Pennsylvania
6
2,645
10,277
12,922
California
4
8,629
-
8,629
Indiana
4
7,415
1,250
8,665
Illinois
3
492
29,682
30,174
New Jersey
2
3,945
1,768
5,713
Missouri
2
126
85
211
Hawaii
1
-
217
217
Kentucky
1
401
248
649
Tennessee
1
110
-
110
Total
24
23,763
43,527
67,290

AMERICAN WATER
Reconciliation Table:
Regulated Segment O&M Efficiency Ratio
Regulated Segment O&M Efficiency Ratio
(A Non-GAAP Unaudited Number)
($ in millions)
FY
2012
FY
2014
FY
2016
LTM
9/30/2018
Total operations and maintenance expense
$1,330
$1,350
$1,504
$1,451
Less:
Operations and maintenance expense - market based Operations
256
289
372
346
Operations and maintenance expense - Other
(56)
(51)
(44)
(40)
Total operations and maintenance expense - Regulated Businesses
$1,130
$1,112
$1,176
$1,145
Less:
Regulated purchased water expense
110
122
122
134
allocation of non-operation and maintenance expenses
35
39
30
30
Freedom industries chemical spill in West virginia
-
10
-
-
impact or Freedom industries settlement activities
-
-
65
(20)
Estimated impact of weather
5
(2)
-
-
Adjusted operations and maintenance expense—Regulated Businesses (a)
$980
$943
$959
$1,001
Total operating revenues
$2,854
$3,011
$3,302
$3,410
Less pro forma adjustment
Pro forma adjustment for impact of the TCJA**
-
-
-
40
Total pro forma operating revenues
$2,854
$3,011
$3,302
$3,070
Less:
Operating Revenues - market Based Operations
307
355
451
455
Operating Revenues - Other
(17)
(18)
(20)
(22)
Total pro forma operating revenues - Regulated Businesses
$2,564
$2,674
$2,871
$2,937
Less:
Regulated Purchased water expense*
110
122
122
134
plus:
Freedom industries chemical spill in West virginia
-
1
-
-
Estimated impact of weather
(47)
17
-
-
Adjusted pro forma operating revenues - Regulated Businesses(b)
$2,407
$2,570
$2,749
Adjusted operations and maintenance expense - Regulated Businesses
$980 $943 $959
Less:
Impact of adoption of ASU 2017-07
39(8)12
Adjusted operations and maintenance expense - Regulated Businesses (c)
$941
$951
$947
adjusted operating revenues - regulated businesses
$2,407
$2,570
$2,749
Less pro forma adjustment
Pro forma adjustment for impact of the TCJA**
112 137 155
Adjusted pro forma operating revenues—Regulated Businesses (d)
$2,294
$2,433
$2,594
41.0%39.1%36.5%|
$2,803
Adjusted O&M efficiency ratio—Regulated Businesses (a)(b)
40.7%
36.7%
34.9%
35.7%
* Calculation assumes purchased water revenues approximate purchased water expenses
**Calculation of Estimated tax reform = Revenue Requirement with new Effective Tax Rate (taxes grossed up) — Revenue Requirement with old Effective Tax Rate

AMERICAN WATER
Reconciliation Tables: 2017 Adjusted Earnings per Share & 2018 Guidance Range
2018 EPS Guidance Range Low End High End
Diluted earnings per share:
Earnings guidance range (GAAP) $3.19 $3.24
Non-GAAP adjustments:
Gain on sale of portion of Contract Operations Group contracts (0.08) (0.08)
Income tax impact 0.02 0.02
Net non-GAAP adjustment (0.06) (0.06)
Impairment charges 0.31 0.31
Income tax impact (0.08) (0.08)
Net loss attributable to noncontrolling interest (0.01) (0.01)
Net non-GAAP adjustment 0.22 0.22
Impact of Freedom Industries settlement activities (0.11) (0.11)
Income tax impact 0.03 0.03
Net non-GAAP adjustment (0.08) (0.08)
Total net non-GAAP adjustments 0.08 0.08
Adjusted earnings guidance range (non-GAAP) $3.27 $3.32
Earnings per Share Full Year 2017
Diluted earnings per share (GAAP):
Net income attributable to common stockholders $2.38
Non-GAAP adjustments:
Impact of Freedom Industries settlement activities (0.12)
Income tax impact 0.05
Net non-GAAP adjustment (0.07)
Early debt extinguishment at the parent company 0.03
Income tax impact (0.01)
Net non-GAAP adjustment 0.02
Impact of the Tax Cuts and Jobs Act 0.70
Total net non-GAAP adjustments 0.65
Adjusted diluted earnings per share (non-GAAP) $3.03
69